UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

August 4, 2015

Date of Report (Date of earliest event reported)

PLANET PAYMENT, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-35699	13-4084693
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

670 Long Beach Blvd., Long Beach, NY	11561
(Address of principal executive offices)	(Zip Code)

(516) 670-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

5.02(b)

The disclosures in Item 5.02(c) are incorporated herein by reference.

5.02(c)

On August 10, 2015, Planet Payment, Inc. (the “Company”) announced the appointment of Robert J. Cox III, 49, as President of the Company, and the appointment of Raymond D’Aponte, 41, as Chief Financial Officer and principal accounting officer of the Company, each effective as of August 4, 2015.  Concurrently with Mr. Cox’s appointment as the Company’s new President, Carl J. Williams ceased to serve as the Company’s President, but will continue to serve as the Company’s Chief Executive Officer. Concurrently with Mr. D’Aponte’s appointment as the Company’s new Chief Financial Officer, Mr. Cox ceased to serve as the Company’s Chief Financial Officer and principal accounting officer, but will continue to serve as the Company’s Chief Operating Officer.

Mr. Cox has served as the Company’s Senior Vice President, Chief Financial Officer and Treasurer since November 2009 and as the Company’s Chief Operating Officer since January 2014.  From June 2009 to November 2009, Mr. Cox served as the Chief Financial Officer of Harris Interactive, Inc., a market research firm.  From 2001 to May 2009, Mr. Cox served as the Chief Financial Officer of DealerTrack Holdings, Inc., an automotive retail software solution provider. Prior to that, Mr. Cox served as Chief Financial Officer at Triton International Inc. and Green Stamp America Inc. He began his career as a Certified Public Accountant in the audit practice at KPMG LLP. Mr. Cox holds a B.A. in Accounting from St. Bonaventure University and an M.B.A. from Columbia Business School.

In connection with Mr. Cox’s appointment as President, on August 4, 2015, Mr. Cox shall receive a bonus equivalent to 50% of his annual base salary for fiscal year 2015, which may be adjusted upward or downward contingent upon the achievement of certain EBITDA targets.  Mr. Cox also received a stock option grant and restricted stock grants with the following terms:

•                  a stock option to purchase 500,000 shares of the Company’s common stock, which shall vest in three equal annual installments on May 1, 2016, May 1, 2017 and May 1, 2018;

•                  a restricted stock grant of 50,000 shares, which shall vest in three equal annual installments on each of May 1, 2016, May 1, 2017 and May 1, 2018, subject to a certain minimum price condition with respect to the market price of the common stock and which shall accelerate in full upon a change in control of the Company; and

•                  a restricted stock grant of 150,000 shares, which shall vest in its entirety upon the achievement of a certain minimum market price condition or a minimum EBITDA by December 31, 2017.

The offer letter that Mr. Cox entered into with the Company in connection with his employment as the Company’s Chief Financial Officer remains otherwise unchanged.

Mr. D’Aponte has served as the Company’s Senior Vice President, Finance since April 2011 and ceased to serve in such role upon his appointment as Chief Financial Officer.  From March 2005 until April 2011, Mr. D’Aponte served as the Senior Director of Corporate Account and Financial Reporting of DealerTrack Holdings, Inc.  Mr. D’Aponte began his career as a Certified Public Account in the business assurance practice at PricewaterhouseCoopers LLP.  Mr. D’Aponte holds a B.A. in Accounting from Dowling College.

In connection with Mr. D’Aponte’s appointment as Chief Financial Officer and principal accounting officer, on August 4, 2015, Mr. D’Aponte’s base salary was increased to $225,000 per year, effective retroactively to May 1, 2015.  Mr. D’Aponte shall also receive a bonus equivalent to 35% of his annual base salary for fiscal year 2015, which may be adjusted upward or downward contingent upon the achievement of certain EBITDA targets, as well as a one-time car allowance of $15,000.  Mr. D’Aponte also received a stock option grant and restricted stock grants with the following terms:

•                  a stock option to purchase 150,000 shares of the Company’s common stock, which shall vest in three equal annual installments on May 1, 2016, May 1, 2017 and May 1, 2018;

•                  a restricted stock grant of 25,000 shares which shall vest in three (3) equal annual installments on each of May 1, 2016, May 1, 2017 and May 1, 2018, subject to a certain minimum price condition with respect to the market price of the common stock and which shall accelerate in full upon a change in control of the Company; and

•                  a restricted stock grant of 75,000 shares, which shall vest in its entirety upon the achievement of a certain minimum market price condition or a minimum EBITDA by December 31, 2017.

The offer letter that Mr. D’Aponte entered into with the Company in connection with his employment as the Company’s Senior Vice President of Finance remains otherwise unchanged.

On August 10, 2015, the Company issued a press release announcing the appointment of Mr. Cox as President of the Company and Mr. D’Aponte as Chief Financial Officer of the Company.  The press release is furnished as Exhibit 99.01 to this Current Report on Form 8-K.

5.02(e)

The disclosures in Item 5.02(c) are incorporated herein by reference.

On August 4, 2015, Mr. Williams’ base salary was increased to $300,000 per year, effective retroactively to May 1, 2015.  Mr. Williams shall also receive a bonus equivalent to 50% of his annual base salary for fiscal year 2015, which may be adjusted upward or downward contingent upon the achievement of certain EBITDA targets.  Mr. Williams also received a stock option grant and restricted stock grants with the following terms:

•                  a stock option to purchase 924,446 shares of the Company’s common stock, of which 308,482 shares were vested on the date of grant, with the remaining 616,964 shares to vest in two equal installments on May 1, 2016 and May 1, 2017;

•                  a restricted stock grant of 75,000 shares, which shall vest in two equal annual installments on each of May 1, 2016 and May 1, 2017, subject to a certain minimum price condition with respect to the market price of the common stock and which shall accelerate in full upon a change in control of the Company; and

•                  a restricted stock grant of 225,000 shares, which shall vest in its entirety upon the achievement of a certain minimum market price condition or a minimum EBITDA by December 31, 2017.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Exhibit Title

99.01	Press release issued on August 10, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANET PAYMENT, INC.

Date: August 10, 2015	By:	/s/ Robert J. Cox III
		Name:	Robert J. Cox III
		Title:	President and Chief Operating Officer

Exhibit Index

Exhibit No.	Exhibit Title

99.01	Press release issued on August 10, 2015.